SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                      -----

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                October 16, 2003

                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-12695                       94-2669985
   (State of              (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


                 2975 Stender Way, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


                                 (408) 727-6116
              (Registrant's telephone number, including area code)

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Item 7.  Exhibits.

        (c)  Exhibits:

         99.1 Financial Information for Integrated Device Technology, Inc. for the quarter ended September 28, 2003, its second quarter of fiscal 2004, and forward looking statements relating to fiscal year 2004 as presented in a press release of October 16, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.


         The information contained in this Current Report, including the Exhibit
99.1 attached hereto, is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         On October 16, 2003, Integrated Device Technology, Inc. issued a press release announcing its financial results for the quarter ended September 28, 2003, its second quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.1.

         The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

         Pro Forma Statements of Operations are presented in the press release. Pro Forma Statements of Operations exclude certain costs, charges and gains that management believes are not directly related to the Company's ongoing operations. For example, in Q2 2004, the Company has excluded acquisition-related costs, restructuring charges, and costs associated with closing a fabrication facility as well as benefits from a non-recurring federal tax refund and the sale of the Company's last remaining equity holdings of PMC-Sierra. Management uses this information excluding these charges in evaluating results of the operations of the Company and believes that this information provides investors a valuable insight into the underlying results of operations of the Company and facilitates comparison between the Company and other companies.

         The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated October 16, 2003, a copy of which is attached hereto as Exhibit 99.1.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 16, 2003

                                              INTEGRATED DEVICE TECHNOLOGY, INC.




                                         By:  /s/  Clyde R. Hosein
                                              ----------------------------------
                                              Clyde R. Hosein
                                              Vice President and Chief
                                              Financial Officer
                                              (duly authorized officer)


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